UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 18, 2026

TOYOTA MOTOR CREDIT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

California	1-9961	95-3775816
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6565 Headquarters Drive, Plano, TX 75024

(Address of principal executive offices, including zip code)

(469) 486-9300

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Medium-Term Notes, Series B Stated Maturity Date January 11, 2028	TM/28	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Toyota Motor Credit Corporation has prepared materials for investors and other business information. The materials are furnished (not filed) as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K pursuant to Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Investor presentation of Toyota Motor Credit Corporation (furnished pursuant to Regulation FD)

99.2	Toyota Business Highlights (furnished pursuant to Regulation FD)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOYOTA MOTOR CREDIT CORPORATION

Date: August 18, 2026	By:	/s/ Tellis Bethel
Tellis Bethel
Senior Vice President and Chief Financial Officer